     UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2009

Date of Report

(Date of Earliest Event Reported)

GLOBAL WATER ASSET CORPORATION

(Exact Name of Registrant as Specified in its Charter)

UTAH	20-0919460
(State or Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 304

Pointe Claire, Quebec

Canada H9R 4P3

(Address of Principal Executive Offices)

(514) 518-0164

Registrant's Telephone Number

Waterbank of America (USA), Inc.

Espirito Santo Plaza

1395 Brickell Avenue, Suite 1020

Miami, Florida  33131

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02   Unregistered Sales of Equity Securities.

In accordance with the matters discussed in Item 5.03 below and the Revised Definitive Information Statement filed with the Securities and Exchange Commission (the “Commission”) on July 30, 2009, Waterbank of America (USA) Inc., a Utah corporation (the “Company”), issued a total of 377,780 post-split shares of its common stock to the following three stockholders (the “Holders”), in the amounts indicated opposite each recipient’s name:

Holder

No. of Shares

Forstar Capital Advisers, Inc.,

109,180

Bare Trustee

Vicis Capital Master Fund

243,060

Cipher 06 LLC

  25,540

Total

377,780

These shares were issued in consideration of each Holder’s agreement to extend to May 31, 2009, the maturity date of certain promissory notes held by the Holders, pursuant to an Extension Agreement made as of December 31, 2008.  See the Company’s Revised Definitive Information Statement filed with the Commission on July 30, 2009.

The issuance of these shares represents approximately 28% of the post-issuance outstanding shares of the Company.  The Company believes that these issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 22, 2009, the Company filed with the Utah Division of Corporations Articles of Amendment to its Articles of Incorporation (the “Amendment”) by which it:

(i) effected a reverse split of its common stock on the basis of one for 45, while retaining the current authorized shares and the par value of one mill ($0.001) per share, with appropriate adjustments being made in the additional paid in capital and stated capital accounts of the Company, and with all fractional shares to be rounded up to the nearest whole share; and

(ii) changed the Company’s name to “Global Water Asset Corporation.”

The reverse split and the name change were effective on September 23, 2009, in accordance with the provisions of the Amendment, and will be effective in the current trading market for shares of common stock of the Company on the Pink OTC Markets, Inc. (the “Pink Sheets”) when effectuated by the Financial Industry Regulatory Authority, Inc. (“FINRA”), which usually takes approximately 10 days.  The Company’s common stockholders do not need to take any action in connection with either of these matters.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

None; not applicable.

(b)  Pro forma financial information.

None; not applicable.

(c)  Shell company transactions.

None; not applicable.

(d)  Exhibits.

Exhibit No.

Description

3

Articles of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WATER ASSET

            CORPORATION, a Utah corporation

Dated:  9/24/2009

By /s/ Michel Pelletier

Michel Pelletier, President